A Message From The President

Dear Fellow Contract Owner,

The S&P 500 Index* was up a robust 6.96 percent (including dividend growth and price appreciation) for the 6-month period ending June 30, 2007.

And the investment options in your suite of variable annuities also have reported positive returns for the 6-month period covered in this report.

Of course I’m pleased to be able to report such good news. We’re dedicated to providing you the best investment options possible.

But successful retirement planning should not be based on investment returns alone. Adding to your annuity can also be an important part of working toward your goals.

Nevertheless, there has been a lively media debate of late suggesting otherwise. Perhaps, the argument goes, investors are saving too much for their retirements.

That seems unlikely to us. A 55-year-old can expect to live, on average, another 26 years or more.(1) Longevity like that can make for a lengthy, and expensive, retirement indeed.

Saving too much?

•  The national personal savings rate is at a record low.(2)

•  Two of every five persons aged 55 and older, on average, have saved less than $50,000 for retirement.(3)

•  The median traditional IRA balance is only $30,000.(4)

•  And the maximum Social Security benefit is less than $24,000.(5)

Because The Hartford has been dedicated for nearly 200 years to helping individuals just like you reach their financial goals, we wanted to address this question. That’s why I urge you to read our cover story, “Are You Saving Too Much for Retirement?”

You’ll also find other valuable information in your semi-annual report, including specifics on your investment options and comments from your fund managers about their outlook for the future.

We know you have many financial services companies to choose from. That’s why I want to thank you for entrusting us to help you reach your goals.  Our goal is, and always will be, to continue to earn that trust every day.

John Walters

President

U.S. Wealth Management

(1) United States life tables, National vital statistics reports, Vol. 54, No. 14, National Center for Health Statistics, 2006

(2) Bureau of Economic Analysis, 2007

(3) Mathew Greenwald & Associates, Inc., Employee Benefit Research Institute, 2007 Retirement Confidence Survey

(4) Investment Company Institute Fact Book, 2007

(5) Social Security Administration, June 2007

* The S&P 500 Index is an unmanaged list of 500 widely held U.S. common stocks frequently used as a measure of U.S. stock market performance. It does not represent the performance of a specific fund and is not available for direct investment.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.